CLEARBRIDGE AGGRESSIVE GROWTH FUND

Schedule of Investments (unaudited)	May 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
COMMON STOCKS - 100.0%
COMMUNICATION SERVICES - 25.6%
Entertainment - 7.7%
Liberty Media Corp.-Liberty Formula One, Class C Shares	665,495	$41,453,684	*
Madison Square Garden Entertainment Corp.	1,051,272	71,265,729	*
Madison Square Garden Sports Corp.	688,469	112,812,530	*
Warner Bros Discovery Inc.	5,008,587	92,408,430	*
World Wrestling Entertainment Inc., Class A Shares	888,460	59,322,474

Total Entertainment		377,262,847

Interactive Media & Services - 6.5%
Match Group Inc.	985,649	77,649,429	*
Meta Platforms Inc., Class A Shares	595,781	115,367,033	*
Twitter Inc.	3,161,122	125,180,431	*

Total Interactive Media & Services		318,196,893

Media - 11.4%
AMC Networks Inc., Class A Shares	1,602,734	62,923,337	*
Comcast Corp., Class A Shares	7,842,918	347,284,409
Liberty Broadband Corp., Class A Shares	598,221	72,988,944	*
Liberty Broadband Corp., Class C Shares	294,022	36,802,734	*
Liberty Media Corp.-Liberty SiriusXM, Class C Shares	1,007,602	41,412,442	*

Total Media		561,411,866

TOTAL COMMUNICATION SERVICES		1,256,871,606

CONSUMER DISCRETIONARY - 1.7%
Hotels, Restaurants & Leisure - 0.6%
Airbnb Inc., Class A Shares	254,500	30,761,415	*

Internet & Direct Marketing Retail - 1.1%
Etsy Inc.	667,400	54,139,488	*

TOTAL CONSUMER DISCRETIONARY		84,900,903

FINANCIALS - 1.9%
Capital Markets - 1.9%
Cohen & Steers Inc.	1,197,282	91,244,861

HEALTH CARE - 26.2%
Biotechnology - 14.4%
AbbVie Inc.	498,225	73,423,418
Biogen Inc.	684,562	136,912,400	*
Ionis Pharmaceuticals Inc.	2,086,537	76,200,331	*
Ultragenyx Pharmaceutical Inc.	953,277	44,708,692	*
Vertex Pharmaceuticals Inc.	1,394,755	374,700,931	*

Total Biotechnology		705,945,772

Health Care Equipment & Supplies - 1.2%
Insulet Corp.	285,500	60,948,540	*

See Notes to Schedule of Investments.

ClearBridge Aggressive Growth Fund 2022 Quarterly Report	1

CLEARBRIDGE AGGRESSIVE GROWTH FUND

Schedule of Investments (unaudited) (cont’d)	May 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
Health Care Providers & Services - 8.2%
Guardant Health Inc.	688,658	$28,221,205	*
UnitedHealth Group Inc.	748,707	371,942,663

Total Health Care Providers & Services		400,163,868

Health Care Technology - 0.5%
Doximity Inc., Class A Shares	747,500	26,155,025	*

Life Sciences Tools & Services - 1.9%
10X Genomics Inc., Class A Shares	142,000	7,268,980	*
Charles River Laboratories International Inc.	362,100	84,760,368	*

Total Life Sciences Tools & Services		92,029,348

TOTAL HEALTH CARE		1,285,242,553

INDUSTRIALS - 7.4%
Aerospace & Defense - 3.8%
L3Harris Technologies Inc.	772,767	186,159,570

Building Products - 2.9%
Johnson Controls International PLC	2,568,669	140,018,147

Road & Rail - 0.7%
Lyft Inc., Class A Shares	1,917,280	33,897,511	*

TOTAL INDUSTRIALS		360,075,228

INFORMATION TECHNOLOGY - 35.7%
Electronic Equipment, Instruments & Components - 6.8%
TE Connectivity Ltd.	2,591,579	335,324,407

IT Services - 0.7%
Snowflake Inc., Class A Shares	253,100	32,308,215	*

Semiconductors & Semiconductor Equipment - 11.3%
Broadcom Inc.	631,871	366,567,323
Wolfspeed Inc.	2,529,174	190,269,760	*

Total Semiconductors & Semiconductor Equipment		556,837,083

Software - 12.1%
Autodesk Inc.	1,080,021	224,374,363	*
CrowdStrike Holdings Inc., Class A Shares	783,700	125,384,163	*
DocuSign Inc.	843,523	70,780,015	*
Dolby Laboratories Inc., Class A Shares	762,623	59,194,797
HubSpot Inc.	336,800	113,733,992	*

Total Software		593,467,330

Technology Hardware, Storage & Peripherals - 4.8%
Seagate Technology Holdings PLC	1,842,010	155,962,987
Western Digital Corp.	1,296,198	78,666,256	*

Total Technology Hardware, Storage & Peripherals		234,629,243

TOTAL INFORMATION TECHNOLOGY		1,752,566,278

See Notes to Schedule of Investments.

2	ClearBridge Aggressive Growth Fund 2022 Quarterly Report

CLEARBRIDGE AGGRESSIVE GROWTH FUND

Schedule of Investments (unaudited) (cont’d)	May 31, 2022

(Percentages shown based on Fund net assets)

SECURITY		SHARES	VALUE
MATERIALS - 1.5%
Metals & Mining - 1.5%
Freeport-McMoRan Inc.		1,848,502	$72,239,458

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,398,590,239)			4,903,140,887

	RATE
SHORT-TERM INVESTMENTS - 0.1%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.610%	5,993,546	5,993,546
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.610%	1,498,387	1,498,387	(a)

TOTAL SHORT-TERM INVESTMENTS (Cost - $7,491,933)			7,491,933

TOTAL INVESTMENTS - 100.1% (Cost - $2,406,082,172)			4,910,632,820
Liabilities in Excess of Other Assets - (0.1)%			(5,596,475)

TOTAL NET ASSETS - 100.0%			$4,905,036,345

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At May 31, 2022, the total market value of investments in Affiliated Companies was $1,498,387 and the cost was $1,498,387 (Note 2).

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Aggressive Growth Fund 2022 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Aggressive Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Schedule of Investments (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$4,903,140,887	—	—	$4,903,140,887
Short-Term Investments†	7,491,933	—	—	7,491,933

Total Investments	$4,910,632,820	—	—	$4,910,632,820

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended May 31, 2022. The following transactions were effected in such company for the period ended May 31, 2022.

	Affiliate Value at August 31, 2021	Purchased		Sold		Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2022
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$7,529,714	$103,008,316	103,008,316	$109,039,643	109,039,643	—	$1,868	—	$1,498,387

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